SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:
[X]   Preliminary Information Statement
[ ]   Definitive Information Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5
      (d)(2))

           Diversified Investors Portfolios - Money Market Portfolio
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

              TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.
                            Four Manhattanville Road
                            Purchase, New York 10577

August 29, 2004

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company, Inc. with unit interests in the Money Market Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes the new subadviser for the Money Market Portfolio, the underlying mutual fund in which all of the assets of the Money Market Subaccount are invested.

     On June 15, 2004, with the approval of the Board of Trustees of the Money Market Portfolio, a new subadviser, GE Asset Management Incorporated, replaced Capital Management Group, the former subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes GE Asset Management Incorporated and the terms of the Subadvisory Agreement with the new subadviser. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                     Sincerely,



                                     Robert F.
                                     Vice President and Assistant Secretary

                          MONY LIFE INSURANCE COMPANY
                            Four Manhattanville Road
                            Purchase, New York 10577

August 29, 2004

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by MONY Life Insurance Company with unit interests in the Money Market Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes the new subadviser for the Money Market Portfolio, the underlying mutual fund in which all of the assets of the Money Market Subaccount are invested.

     On June 15, 2004, with the approval of the Board of Trustees of the Money Market Portfolio, a new subadviser, GE Asset Management Incorporated, replaced Capital Management Group, the former subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes GE Asset Management Incorporated and the terms of the Subadvisory Agreement with the new subadviser. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                     Sincerely,



                                     Robert F. Colby
                                     Authorized Signatory

                             DIVERSIFIED INVESTORS
                               MONEY MARKET FUND

                           DIVERSIFIED INSTITUTIONAL
                               MONEY MARKET FUND
                            Four Manhattanville Road
                            Purchase, New York 10577

August 29, 2004

Dear Shareholder:

     The enclosed information statement describes the new subadviser for the Money Market Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Money Market Fund and Diversified Institutional Money Market Fund are invested. On June 15, 2004, with the approval of the Board of Trustees of the Money Market Portfolio, a new subadviser, GE Asset Management Incorporated, replaced Capital Management Group, the former subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes GE Asset Management Incorporated and the terms of the Subadvisory Agreement with the new subadviser. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                     Sincerely,



                                     Robert F. Colby
                                     Secretary

                             MONEY MARKET PORTFOLIO
                  a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577

August 29, 2004

Dear Investor:

     The enclosed information statement describes the new subadviser for the Money Market Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Money Market Fund and Diversified Institutional Money Market Fund are invested. On June 15, 2004, with the approval of the Board of Trustees of the Money Market Portfolio, a new subadviser, GE Asset Management Incorporated, replaced Capital Management Group, the former subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes GE Asset Management Incorporated and the terms of the Subadvisory Agreement with the new subadviser. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                     Sincerely,



                                     Robert F. Colby
                                     Secretary

                             MONEY MARKET PORTFOLIO
                  a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in the Money Market Portfolio (referred to as the Portfolio) by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's adviser, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadvisers, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993 and amended and restated as of August 30, 2002. The Portfolio was designated as a separate series of the Trust on September 1, 1993 and commenced operations on January 3, 1994. The Portfolio's mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2003, including audited financial statements, has previously been sent to investors is available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577 or by calling toll-free (800) 926-0044.

This Information Statement is being mailed on or about August 29, 2004.

BACKGROUND

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, eleven feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994. The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to such agreement (referred to as the Independent Trustees), on November 18, 2003. The Advisory Agreement was most recently submitted to a vote of investors on January 3, 1994 in connection with its initial approval. More information about the Advisory Agreement appears below. See "Existing Advisory Agreement."

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Portfolio's Board of Trustees, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and (iii) reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

GE Asset Management Incorporated (GEAM) became the subadviser on June 15, 2004. This Information Statement describes GEAM and its subadvisory agreement relating to the Portfolio.

EXISTING ADVISORY AGREEMENT

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the Investment Company Act of 1940 (referred to as the 1940
Act). The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' advance written notice to the Adviser. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code and to the investment objectives, policies, procedures and restrictions contained in the Portfolio's then current Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio's transfer agent, custodian and other agents and service providers, preparing and filing with the Securities and Exchange Commission documents such as Registration Statements, and maintaining the Portfolio's books and records.

The Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreement, the Advisor is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption "Diversified Advisory Fees."

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

FORMER SUBADVISER

Capital Management Group

Prior to June 15, 2004, Capital Management Group served as the investment subadviser of the Portfolio.

Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York, New York 10019. Capital Management Group provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between 1740 Advisers, Inc. and the Adviser (referred to as the Capital Management Group Subadvisory Agreement). As a subadviser of the Portfolio, Capital Management Group was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Capital Management Group Subadvisory Agreement and the investment objectives of the Portfolio.

The Capital Management Group Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on November 18, 2003. The Capital Management Group Subadvisory Agreement, which was dated as of January 3, 1994, was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval.

At a meeting of the Portfolio's Board of Trustees held on May 25, 2004, the Board considered, at the Adviser's recommendation, the termination of Capital Management Group as the subadviser of the Portfolio. The Board discussed the potential ramifications of the proposed acquisition by AXA Financial Inc. of The MONY Group, Inc., Capital Management Group's ultimate parent. The Board reviewed recent performance of the Portfolio. The Board then reviewed the Adviser's procedures for selecting a new subadviser. As discussed below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the Capital Management Group Subadvisory Agreement and to enter into a new Subadvisory Agreement with GEAM. Accordingly, effective June 15, 2004, the Adviser terminated the Capital Management Group Subadvisory Agreement and entered into new Subadvisory Agreement with GEAM (referred to as the with GEAM Subadvisory Agreement).

COMPARISON OF THE SUBADVISORY AGREEMENTS

The principal differences between the Capital Management Group Subadvisory Agreement and the GEAM Subadvisory Agreement are the effective and termination dates and the compensation payable to the subadvisers. A description of the investment advisory fees to be paid by the Adviser to GEAM appears below under the captions " GEAM Subadvisory Fee." A comparison of that fee to the fee paid by the Adviser to Capital Management Group appears below under the caption " Capital Management Group Subadvisory Fee."

COMPARISON OF THE CAPITAL MANAGEMENT GROUP SUBADVISORY AGREEMENT TO THE GEAM SUBADVISORY AGREEMENT

The GEAM Subadvisory Agreement became effective on June 15, 2004 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The GEAM Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser with the approval of the Portfolio's Board of Trustees. The GEAM Subadvisory Agreement may be terminated by GEAM upon 60 days' advance written notice to the Adviser. The GEAM Subadvisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Capital Management Group Subadvisory Agreement contained similar provisions, except that the Adviser was required to give 60 days' notice to Capital Management before terminating the Capital Management Group Subadvisory Agreement and Capital Management Group was required to give 90 days' advance written notice to the Adviser before terminating the Capital Management Group Subadvisory Agreement.

Under the terms of the GEAM Subadvisory Agreement, GEAM furnishes continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act and the Portfolio's Statement of Investment Policy and Guidelines. The day-to-day management of the Portfolio will be the responsibility of Donald J. Duncan, who has been with GEAM since 1988. GEAM will also provide the Adviser with the reports and data as are reasonably requested by the Adviser in connection with GEAM 's management of the Portfolio. The Capital Management Group Subadvisory Agreement contained similar provisions.

The GEAM Subadvisory Agreement provides that GEAM is not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders or by the Adviser in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on GEAM's part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The GEAM Subadvisory Agreement further provides that GEAM has no responsibility for the Trust's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Trust as a whole or series of the Trust other than the Portfolio. The GEAM Subadvisory Agreement also provides that GEAM has no responsibility or liability for any inaction or actions taken by, or in respect of, any fund, account or other investment vehicle that invests in the Portfolio, including, without limitation, any registration statement, advertisement or other marketing materials, or other disclosure or information relating thereto.

The Capital Management Group Subadvisory Agreement provided that Capital Management Group was responsible only for managing the assets of the Portfolio in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and had no responsibility whatsoever for, and would incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, administration of the plans and trusts investing through the Portfolio or (vi) administration of the plans and trusts investing through the Portfolio. The Capital Management Group Subadvisory Agreement also provided that Capital Management Group would be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any investor therein, and to brokers and commission merchants, fines, taxes, penalties and interest. Capital Management Group was liable, however, for any liability, damages or expenses of the Adviser to which Capital Management Group would otherwise be subject by reason of gross negligence, malfeasance or violation of applicable law by any of its employees in the performance of Capital Management Group's duties under the Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above would have been inapplicable.

Under the terms of the GEAM Subadvisory Agreement, GEAM makes recommendations to the Adviser as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the securities comprising the Portfolio will be exercised. The Capital Management Group Subadvisory Agreement contained a similar provision.

Unlike the GEAM Subadvisory Agreement, the Capital Management Group Subadvisory Agreement contained an exclusivity provision under which Capital Management Group represented that for the first three years of the Agreement it would not manage any commingled funds for any other company under a hub-and-spoke structure in the Adviser's target market. The exclusivity provision continued in effect year to year after three years if the Portfolio's assets exceeded $100 million.

Investors should refer to Exhibit B attached hereto for the complete terms of the Subadvisory Agreement with GEAM. The description of the GEAM Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit B.

DIVERSIFIED ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2003 to December 31, 2003 were $2,243,100. An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for these services.

As of December 31, 2003, the Money Market Portfolio had net assets of $799,572,598.

GEAM SUBADVISORY FEE

Under the GEAM Subadvisory Agreement, the Adviser (not the Portfolio) pays GEAM for its services on the basis of the following annual fee schedule:

                               GEAM Fee Schedule

                              .05% of net assets.

For purposes of calculating the subadvisory fee, the net assets of the Portfolio are valued at their market value. Fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve.

The GEAM Subadvisory Agreement provides that if at any time during the term of the agreement, GEAM charges of its unaffiliated U.S. mutual fund clients for which Subadvisor acts as subadvisor and which has similar size (or lower) assets as that of the Portfolio a lower fee, then the Adviser will also be charged the lower fee.

CAPITAL MANAGEMENT GROUP SUBADVISORY FEE

Under the Capital Management Group Subadvisory Agreement, the Adviser (not the Portfolio) paid Capital Management Group for its services on the basis of the following annual fee schedule:

                     Capital Management Group Fee Schedule

                              .05% of net assets.

For purposes of calculating the subadvisory fee, the net assets of the Portfolio were valued at their market value. Under the Capital Management Group Subadvisory Agreement, fees were calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fees were paid quarterly.

Fees paid to the Capital Management Group for services provided pursuant to Capital Management Group Subadvisory Agreement for the period from January 1, 2003 to December 31, 2003 were $449,733.49.

Fees that would have been payable to GEAM for services provided pursuant to the GEAM Subadvisory Agreement for the same period, had the GEAM Subadvisory Agreement been in effect for such period, would have been $449,733.49. The aggregate of those fees represents no change from the fees paid to Capital Management Group under the Capital Management Group Subadvisory Agreement. Investors should note that the Adviser, not the Portfolio, pays all subadvisory fees. As a result, the GEAM Subadvisory Agreement has no effect on the amount of advisory fees paid by the Portfolio.

Neither Capital Management Group nor any affiliate of Capital Management Group received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2003.

For the Portfolio's fiscal year ended December 31, 2003, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser, Capital Management Group or GEAM.

INFORMATION REGARDING GEAM

GEAM was established and registered as an investment adviser with the Securities and Exchange Commission in 1988. The principal offices of GEAM are located at 3003 Summer Street, Stamford, Connecticut 06905. GEAM is a wholly owned subsidiary of General Electric Company.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officers and directors of GEAM as of June 30, 2004. The principal address of each individual as it relates to his or her duties at GEAM is the same as that of GEAM.

                                          Position with GEAM and
                                          Principal Occupation if
Name                                      Different from Position(s)with GEAM

John H. Myers                             Chief Executive Officer
David Carlson                             EVP, Domestic Equities
Michael J. Cosgrove                       EVP, Chief Commercial Officer
John J. Walker                            EVP, Chief Financial Officer
Ralph R. Layman                           EVP, International Equities
Alan M. Lewis                             EVP, General Counsel and Secretary
Robert A. MacDougall                      EVP, Fixed Income
Don W. Torey                              EVP, Alternative Investments and Real
                                          Estate
Kathryn Karlic                            EVP, Fixed Income

No officer or Trustee of the Portfolio currently is a director, officer or employee of GEAM. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any material direct or indirect interest in GEAM or any other person controlling, controlled by or under common control with GEAM. Since January 1, 2003, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which GEAM was or is to be a party.

MANAGEMENT ACTIVITIES. As of March 31, 2004, GEAM had over $184 billion of assets under management.

GEAM acts as investment adviser for the following registered investment companies with investment objectives similar to the Portfolio:


--------------------------------------------------------------------------------------
GEAM MONEY MARKET FUNDS         TOTAL NET ASSETS                 MANAGEMENT FEES
                             (AS OF MARCH 31, 2004)
--------------------------------------------------------------------------------------

GE Money Market Fund, a              Over $238 million                 0.25%
portfolio of GE Funds
--------------------------------------------------------------------------------------

Money Market Fund, a portfolio       Over $70 million                  0.18%*
of GE Institutional Funds

--------------------------------------------------------------------------------------

Money Market Fund, a portfolio       Over $371 million                 0.39%**
of GE Investment Funds, Inc.

--------------------------------------------------------------------------------------

Elfun Money Market Fund              Over $327 million                 0.08%
--------------------------------------------------------------------------------------


*The Fund's management fee is intended to be a "unitary" fee that includes all operating expenses payable by the Fund, except for fees and costs associated with the GE Institutional Funds' independent trustees, shareholder servicing and distribution fees, brokerage fees, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes). The management fee fluctuates based upon the average daily net assets of the Fund, and may be higher or lower than those shown above.
**The management fee fluctuates based upon the average daily net assets of the Fund, and may be higher or lower than those shown above.

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on May 25, 2004, the Board of Trustees of the Portfolio authorized the Adviser to terminate the Capital Management Group Subadvisory

Agreement and approved the GEAM Subadvisory Agreement following presentations by the Adviser and representatives of GEAM. Discussed below are some of the material factors considered by the Board of Trustees.

Before authorizing the Adviser to terminate the Capital Management Group Subadvisory Agreement, the Board reviewed with the Adviser its recommendation that the services of Capital Management Group as subadviser of the Portfolio be terminated. The Trustees reviewed the Portfolio's performance and considered the ability of Capital Management Group to continue to effectively manage the Portfolio. The Trustees discussed the potential ramifications of the proposed acquisition by AXA Financial Inc. of The MONY Group, Inc., Capital Management Group's ultimate parent.. The Trustees noted that the approval of the acquisition by MONY's shareholders could pose an organizational risk to MONY and could interfere with Capital Management Group's ability to continue to manage the Portfolio. The Trustees reviewed possible scenarios following the shareholders vote and potential negative impact of certain of those scenarios (such as the potential termination of the Capital Management Group Subadvisory Agreement or turnover of Capital Management Group personnel) on the Portfolio. The Adviser then discussed the timing of the transition to the new subadviser and how the transition could be accomplished with minimal disruption or expense.

The Trustees noted that the Adviser had identified and interviewed several advisers as possible replacements for Capital Management Group. The Trustees considered information with respect to GEAM and whether the GEAM Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests.

The Trustees, in considering GEAM as a possible subadviser for the Portfolio, noted GEAM's disciplined, team-oriented approach and the manner in which GEAM integrates risk management into its investment process. As part of their deliberations, the Trustees took into account the nature and quality of the anticipated services to be provided by GEAM and reviewed and discussed information regarding the subadviser's fee and performance. In evaluating the subadviser's ability to provide services to the Portfolio, the Trustees considered information as to the subadviser's business organization, financial resources, personnel, philosophy and other matters. The Trustees also reviewed GEAM's 10-year money market performance history.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the GEAM Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fee provided in the GEAM Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Subadvisory Agreement with Capital Management Group and approved the Subadvisory Agreement with GEAM.

                             ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp.,
Four Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577.

As of June 30, 2004, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of June 30, 2004 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:


                                                            AMOUNT AND
                                                       NATURE OF BENEFICIAL                  PERCENTAGE OF
           NAME & ADDRESS OF INVESTOR                       OWNERSHIP                     BENEFICIAL OWNERSHIP
  ---------------------------------------------- ---------------------------------- ---------------------------------
  Transamerica Financial Life
  Insurance Company                                       $87,086,833.31                         10.31%

  Diversified Investment Advisors
  Collective Trust                                        $149,822,094.31                        17.74%

  Diversified Investors                                   $412,534,006.29                        48.84%
  Money Market Fund, a
  series of The Diversified
  Investors Funds Group

  Diversified Institutional                               $142,672,173.62                        16.89%
  Money Market Fund, a
  series of The Diversified
  Investors Funds Group II


The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                                     By Order of the Board of Trustees,



                                     Robert F. Colby, Secretary

August 29, 2004

                                                                     Exhibit A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Growth & Income Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

     (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio filings with the Securities and Exchange Commission and state securities commissions.

     (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

                (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

                (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

                (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

                (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

                (v) maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .60% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                        Diversified Investors Portfolios

/s/ John F. Hughes
------------------------
    John F. Hughes
                               By: /s/ Tom Schlossberg
                                   ------------------------
                                   Tom Schlossberg

Attest:                        Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr
------------------------
    Catherine A. Mohr
                               By: /s/ Gerald L. Katz
                                  ------------------------
                                       Gerald L. Katz
                                       Vice President and CFO

                                                                      Exhibit B

                        INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of June 15, 2004, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and GE Asset Management Incorporated, a Delaware corporation ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has been retained to provide investment advisory services to the Money Market Portfolio ("Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with the Investment Advisory Agreement between the Portfolio and Diversified attached hereto as Schedule A, Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of the Portfolio's assets, subject to the control and direction of the Trust's Board of Trustees, and any written guidelines adopted by the Trustees or Diversified, for the period and on the terms hereinafter set forth.

     The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Trust's then-effective registration statement under the 1940 Act as it relates to Portfolio, and any amendments or supplements thereto (the "Registration Statement"), as filed with the Securities and Exchange Commission.

     Additionally, Subadvisor shall (i) as promptly as reasonably practicable days after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and (c) such other information relating to the Portfolio as Diversified may reasonably request; (ii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; and (iii) render such regular reports as the Portfolio's officers and Trustees may reasonably request concerning the Subadvisor's investment program for the Portfolio.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised.

     Should the Board of Trustees make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing and upon reasonable notice, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, which may include brokers or dealers affiliated with the Subadvisor, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadvisor is directed to seek for the Portfolio, in its reasonable best judgment, best execution, which is to place portfolio transactions where Portfolio can obtain the most favorable combination of price and execution services in particular transactions. Subject to the foregoing requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Subadvisor or the Portfolio. The Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty under this Agreement or otherwise by reason of its having caused the Portfolio to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Subadvisor determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided, either in respect of that particular transaction or of the overall responsibilities of Subadvisor and its affiliates with respect to other clients as to which Subadvisor or its affiliates exercise investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall bear all expenses incurred by it in connection with its services under this Agreement. The Subadvisor shall not be responsible for any other expenses incurred by the Trust or Diversified, including, without limitation, any expenses or liabilities of the Portfolio, such as compensation and out-of-pocket expenses of any Trustee; governmental fees; interest charges; taxes; membership dues;

fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered hereunder, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B hereto. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Representations, Warranties and Covenants. Diversified and the Subadvisor each represent, warrant and agree that each of them: (i) are registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) are not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) have met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform investment advisory services for the Portfolio; (iv) have the authority to enter into and perform this Agreement, and the execution, delivery and performance by Diversified and Subadvisor of this Agreement does not contravene or constitute a default under any agreement binding upon either party; (v) in the case of Diversified, it has the authority to appoint the Subadvisor as an investment Subadvisor to perform the services contemplated by this Agreement;
(vi) will promptly notify the other party of the occurrence of any event that would disqualify either party from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     5. Limitation on Subadvisor Liability.

     The Subadvisor, its officers and directors, and any person who controls the Subadvisor within the meaning of Section 15 of the Securities Act of 1933 shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders or by Diversified in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence (including, without limitation, material violations of Rule 2a-7 under the 1940 Act caused solely by the actions or inaction of the Subadvisor) on Subadvisor's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     In no event will the Subadvisor have any responsibility or liability for any other series of the Trust, for any portion of the Trust not managed by the Subadvisor or for the acts or omissions of any other current, prior or interim adviser or subadvisor to the Trust. In particular, the Subadvisor shall have no responsibility for the Trust's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Trust as a whole or series of the Trust other than the Portfolio.

     In no event will the Subadvisor have any responsibility or liability for any investment transactions recommended or effected before the effective date of this Agreement, or for any violations or alleged violations of applicable law and regulation or investment policy or restriction applicable to the Trust or the Portfolio to the extent caused by Diversified's failure to provide timely written information as set forth in Section 8 below or to the extent caused by the failure of a broker-dealer affiliated with Diversified to comply with the requirements of Section 11(a)(1)(H) of the Securities Exchange Act of1934. Furthermore, in no event will the Subadvisor have any responsibility or liability for any inaction or actions taken by, or in respect of, any fund, account or other investment vehicle that invests in the Portfolio, including, without limitation, any registration statement, advertisement or other marketing materials, or other disclosure or information relating thereto.

     Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and Rules thereunder.

     This Agreement may be terminated at any time upon written notice without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified (with the approval of the Trustees). The Subadvisor may terminate the Agreement only upon giving 60 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     Except as otherwise provided by applicable law, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the

Board of Trustees of Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Delivery of Trust Information; Certain Records.

     Diversified agrees to provide to the Subadvisor copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Trustees and Diversified, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Subadvisor in writing any investments that are restricted or prohibited by the Portfolio, including those issued by entities that are affiliated persons, and any broker-dealers which are affiliated with Diversified, or with any entity other than the Subadvisor that serves as investment adviser, subadvisor or principal underwriter of the Portfolio.

     Any records to be maintained and preserved pursuant to the provisions of Rule 2a-7, Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     12. Change of Management and Pending Litigation. Each of Diversified and Subadvisor represents to the other party that it will disclose to such party any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy with respect to the Portfolio promptly after it has knowledge thereof. In addition, each of Diversified and Subadvisor represents to the other party that it will disclose to such party, promptly after it has knowledge thereof, the existence of any pending material legal action being brought against it whether in the form of a lawsuit or an enforcement action by any federal or state governmental agency.

     Each of Diversified and Subadvisor represents to the other party that any information received by it pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

     13. Use of Name. Subadvisor hereby agrees that, during the term of this Agreement, Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     14. Override Provisions. If this Agreement is subject to approval by a vote of a majority of the Portfolio's outstanding voting securities within 150 days after the date of this Agreement as provided by Rule 15a-4 under the 1940 Act, and such approval is not timely obtained, this Agreement shall immediately terminate without penalty to the Portfolio, and Subadvisor shall be paid for services rendered through the date of such termination; provided, this Section shall apply only in the event such a shareholder vote is required and no exemptive .

     15. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadvisor or Diversified, as the case may be, upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which providers evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Diversified shall be sent to the attention of Robert Colby, General Counsel, Diversified Investment Advisors, 4 Manhattanville Road, Purchase, NY 10577. All notices provided to the Subadvisor shall be sent to the attention of Matt Simpson, Senior Vice-President, General Counsel - Asset Management Services, GE Asset Management Incorporated. 3001 Summer Street P.O. Box 120031 Stamford, CT 06912. Facsimile: 203-708-3107.

        [Remainder of page intentionally blank; signature page follows]

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                    Diversified Investment Advisors, Inc.


                                    By: /s/ Robert F. Colby

                                    Name:  Robert F. Colby
                                    Title:  Senior Vice President and
                                            General Counsel

                                    GE Asset Management

                                    By: /s/ John T. Boyce
                                    Name: John T. Boyce
                                    Title:  Senior Vice President

                                   SCHEDULE A

     [Investment Advisory Agreement between the Portfolio and Diversified]

                                   SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Fund as described below. The fee schedule shall only be amended by written agreement by the parties.


                                  FEE SCHEDULE

               .05% (five basis points) annual fee on all assets

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve.

Subadvisor further agrees that if at anytime during the term of this Agreement, Subadvisor offers another of its unaffiliated U.S. mutual fund clients for which Subadvisor acts as subadvisor and which has similar size (or lower) assets as that of the Portfolio a lower fee than that set forth in this Schedule A for the management of a similarly structured Money Market Portfolio/Fund then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Subadvisor's other client. The foregoing however shall not be applicable to any qualifying client which pays Subadvisor a performance fee and, for the avoidance of doubt, shall exclude without limitation Elfun Money Market Fund, GE S&S Money Market Fund, and the money market portfolios of GE Investments Funds, Inc., GE Funds, and GE Institutional Funds. It is understood and agreed by both Subadvisor and Diversified that this paragraph is applicable solely to Diversified's Money Market Portfolio and not to any other fund assets which Subadvisor now manages or may manage in the future on Diversified's behalf.

                                    By: /s/ Robert F. Colby

                                    Name:  Robert F. Colby
                                    Title:  Senior Vice President and
                                            General Counsel

                                    GE Asset Management

                                    By: /s/ John T. Boyce
                                    Name: John T. Boyce
                                    Title:  Senior Vice President